NEWSRELEASE

NASDAQ-GM — “TEAM”

FOR IMMEDIATE RELEASE, Thursday, June 5, 2008

TechTeam Global Acquires Onvaio

TechTeam establishes direct presence in the Philippines, strengthens leadership team and creates Asia/Latin America business unit

SOUTHFIELD, MICHIGAN, June 5, 2008…TechTeam Global, Inc. (Nasdaq: TEAM), a worldwide provider of information technology (IT), enterprise support and business process outsourcing services, today announced that it has acquired Onvaio, LLC (Onvaio). Headquartered in Los Gatos, California, with annual revenue of $1.7 million in 2007, Onvaio provides technical support outsourcing for clients globally through its wholly-owned subsidiary, Onvaio Asia Services, Inc., based in Manila, Philippines.

This acquisition, together with the recent partnership established with Rainmaker Asia, Inc., provides TechTeam with an immediate direct presence in the Philippines and the ability to quickly and efficiently expand Philippine-based delivery operations in response to growing customer demand. The acquisition also adds to TechTeam’s capabilities in providing software technical support outsourcing services.

Kamran Sokhanvari, Onvaio co-founder, President and Chief Executive Officer, will join TechTeam as Senior Vice President and General Manager of the newly created Asia/Latin America business unit. Kamran will work to aggressively expand TechTeam’s presence in these important markets. He will also lead a cross business unit initiative to accelerate growth in TechTeam’s software technical support outsourcing business.

Kamran brings 15 years of executive experience leading global service delivery organizations. He has significant experience in driving revenue growth and specializes in contact center solutions and international operations. Prior to Onvaio, Kamran was at Pinnacle Systems where he was Vice President of Services and Worldwide Operations, building a global call center infrastructure supporting 10 million customers. Prior to Pinnacle, Kamran was Vice President of Global Operations and General Manager of Services at Wind River Systems, where he was responsible for overseeing the company’s operations and delivering services worldwide.

Armin Pressler, Onvaio co-founder, President and Chief Operating Officer, will join TechTeam as Corporate Vice President, Chief Information Officer and Facilities. He will be focused on optimizing TechTeam’s global infrastructure and applications suite, as well as integrating the global capacity plan with facilities and infrastructure.

Armin brings a strong global technology management track record with 17 years of experience within the IT, call center and life sciences industries. Prior to Onvaio, Armin was Chief Information Officer at Wind River Systems, where he drove global IT-business alignment that enabled a new level of business agility. Prior to Wind River, he was employed by Dow Chemical as Global e-Business Program Office Leader and was actively involved in the formation and launch of Elemica.com, the global business-to-business backbone for the $600 billion chemical industry. While at Dow Chemical, he held a number of other positions such as managing the applications and systems of the AgroSciences business unit and leading various Global IT projects.

Global Headquarters
27335 West 11 Mile Road, Southfield, Michigan 48033 • Telephone (248) 357-2866 • Fax (248) 357-2570 • www.techteam.com

European Headquarters
Zweefvliegtuigstraat 10 Rue du planneur - 1130 Brussels - Belgium • Telephone +32 2 620 20 20 • Fax +32 2 726 05 45
www.techteam.eu

Government Solutions Headquarters
3863 Centerview Drive, Suite 150, Chantilly, Virginia 20151 • Telephone (703) 956-8200 • Fax (703) 956-8201
www.techteam.com/governmentsolutions

NEWSRELEASE

“We are delighted to welcome Onvaio to TechTeam,” said Gary J. Cotshott, President and Chief Executive Officer of TechTeam Global, Inc. “This acquisition is a significant win for TechTeam for a number of reasons. First, Onvaio brings a direct presence in the Philippines, a great team of people and excellent clients. Second, Onvaio’s experience in technical support outsourcing for software companies adds depth to our technical support outsourcing capabilities. Third, the acquisition brings two experienced leaders who will hold key positions on the leadership team and will help us in the realization of our strategic objectives.”

Gary added, “We are creating an Asia/Latin America business unit in order to take advantage of the market opportunity that these regions present. We have a growing list of existing and prospective multinational customers that have needs throughout the Asia-Pacific and Latin America regions. Further, these markets are growing rapidly and are filled with potential new customers. This is a significant and strategic step for TechTeam.”

Conference Call Information

TechTeam Global, Inc. will also host an investor teleconference to discuss its Asian strategy and its implications at 4:30 p.m. EDT, Thursday, June 12, 2008. To participate in the teleconference, including the question and answer session that will follow the results announcement and discussion, please call 1-866-831-6234 (outside the United States, call +1-617-213-8854). When prompted, enter the passcode: 67089226. To access a simultaneous Web cast of the teleconference, go to the TechTeam Global Web site at http://www.techteam.com/investors and click on the Web cast icon. From this site, you can download the necessary software and listen to the teleconference. TechTeam encourages you to review the site before the teleconference to ensure that your computer is configured properly.

A taped replay of the call will be available beginning at approximately 6:30 p.m. EDT, Thursday, June 12, 2008. This toll-free replay will be available through Thursday, June 26, 2008. To listen to the teleconference replay, call 1-888-286-8010 (outside the United States, call +1-617-801-6888). When prompted, enter the passcode: 69452307.

About TechTeam Global, Inc.

TechTeam Global, Inc. is a worldwide provider of information technology, enterprise support and business process outsourcing services to Fortune 1000 corporations, multinational companies, product providers, small and medium-sized companies, and government entities. TechTeam’s ability to integrate computer services into a flexible, ITIL-based solution is a key element of its strategy. Partnerships with some of the world’s “best-in-class” corporations provide TechTeam with unique expertise and experience in providing information technology support solutions. For information about TechTeam Global, Inc. and its services, call 800-522-4451 from the United States or visit our Web sites at www.techteam.com and www.techteam.eu. TechTeam’s common stock is traded on the Nasdaq Global Market under the symbol “TEAM.”

Global Headquarters
27335 West 11 Mile Road, Southfield, Michigan 48033 • Telephone (248) 357-2866 • Fax (248) 357-2570 • www.techteam.com

European Headquarters
Zweefvliegtuigstraat 10 Rue du planneur - 1130 Brussels - Belgium • Telephone +32 2 620 20 20 • Fax +32 2 726 05 45
www.techteam.eu

Government Solutions Headquarters
3863 Centerview Drive, Suite 150, Chantilly, Virginia 20151 • Telephone (703) 956-8200 • Fax (703) 956-8201
www.techteam.com/governmentsolutions

NEWSRELEASE

Safe Harbor Statement
The statements contained in this press release that are not purely historical, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this acquisition on the Company’s revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Specifically, there are significant risks associated with acquisitions, including the Company’s ability to successfully integrate this acquisition on a timely basis, retain key employees, retain key customers, and grow its software technical support business on a global basis. There can be no assurance that it will have the impact on the Company’s financial condition and results of operations contemplated in this release. The forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.

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Contacts:

TechTeam Global, Inc. Chris Donohue VP, Global Strategy & Marketing 248-357-2866	TechTeam Global, Inc. Marc Lichtman VP, Chief Financial Officer and Treasurer 248-357-2866

Global Headquarters
27335 West 11 Mile Road, Southfield, Michigan 48033 • Telephone (248) 357-2866 • Fax (248) 357-2570 • www.techteam.com

European Headquarters
Zweefvliegtuigstraat 10 Rue du planneur - 1130 Brussels - Belgium • Telephone +32 2 620 20 20 • Fax +32 2 726 05 45
www.techteam.eu

Government Solutions Headquarters
3863 Centerview Drive, Suite 150, Chantilly, Virginia 20151 • Telephone (703) 956-8200 • Fax (703) 956-8201
www.techteam.com/governmentsolutions